UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 4, 2010
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its Annual Meeting on May 3, 2010, the Shareholders of The York Water Company (the “Corporation”) approved an amendment to its Amended and Restated Articles of Incorporation (the “Articles”) to eliminate cumulative voting.  The Articles of Amendment to the Articles were filed with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania on May 3, 2010 and became effective immediately upon filing.

Specifically, the third sentence of Article V of the Articles was amended to read in its entirety as follows:
“Holders of Common Stock shall not have the right to cumulate their votes for the election of directors of the Corporation.”

Prior to this amendment, the Holders of Common Stock did have the right to cumulate their votes for the election of directors of the Corporation.

The Articles, as amended and restated, are being filed as Exhibit 3.1 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of The York Water Company was convened May 3, 2010 at the Strand Capital Performing Arts Center, 50 North George Street, in the City of York, Pennsylvania, at 1:00 P.M. for the purpose of taking action upon the following proposals:

(1)	To elect three (3) Directors to three-year terms of office.
The actions taken by the Shareholders concerning the election of Directors are as follows:
For	Withheld	Broker Non-votes
Cynthia A. Dotzel	6,787,389	votes	127,632	votes	3,366,698
William T. Morris	6,764,249	votes	150,772	votes	3,366,698
Jeffrey S. Osman	6,768,872	votes	146,149	votes	3,366,698

The following Directors’ terms of office continued after the Annual Meeting:

John L. Finlayson	Michael W. Gang	Jeffrey R. Hines
George W. Hodges	George Hay Kain, III
Thomas C. Norris	Ernest J. Waters

(2)	To approve an amendment of our Amended and Restated Articles of Incorporation to eliminate cumulative voting.
The actions taken by the Shareholders concerning the amendment of our Amended and Restated Articles of Incorporation to eliminate cumulative voting are as follows:

For Approval	5,688,643	Shares
Against Approval	1,074,217	Shares
Abstaining From Voting	152,161	Shares
Broker Non-vote	3,366,698	Shares

(3)	To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2010.

The actions taken by the Shareholders concerning the appointment of ParenteBeard LLC independent accountants are as follows:

	For Approval	10,065,512	Shares
	Against Approval	112,872	Shares
	Abstaining From Voting	103,335	Shares
	Broker Non-vote	-	Shares

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation of The York Water Company, effective on May 3, 2010

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

Date: May 4, 2010	By:	/s/Kathleen M. Miller
Kathleen M. Miller
Chief Financial Officer